SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CASCADE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 01, 2011
Meeting Information
CASCADE CORPORATION	Meeting Type: Annual Meeting
For holders as of: April 07, 2011
CASCADE CORPORATION 2201 N.E. 201ST AVENUE FAIRVIEW, OR 97024-9718	Date: June 01, 2011 Time: 10:00 AM PDT
	Location:	Cascade Corporation
Corporate Headquarters 2201 N.E. 201st Avenue Fairview, OR 97024-9718 Directions 1-800-621-6052

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

1. 10K Wrap/NPS

How to View Online:

Have the information that is printed in the box marked by the arrow      (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

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— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees
01	Peter D Nickerson 02 Robert C Warren, Jr. 03 Henry W Wessinger II
The Board of Directors recommends you vote FOR the following proposal:
2	Proposal to approve, on an advisory basis, the company’s executive compensation.	NOTE: THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF THE THREE NOMINEES AS DIRECTORS, “FOR” PROPOSALS 2, 4, 5 AND 6, AND FOR “3 YEARS” ON PROPOSAL 3. THIS PROXY WILL ALSO BE VOTED AT THE PROXIES’ DISCRETION AS TO OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
3	Proposal to approve, on an advisory basis, the frequency with which the company will hold an advisory vote on executive compensation.
The Board of Directors recommends you vote FOR proposals 4, 5 and 6.
4	Proposal to approve the company’s Short Term Incentive Plan.
5	Proposal to approve an amendment and restatement of the company’s Stock Appreciation Rights and Restricted Stock Plan.
6	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2012.